Income Taxes - Deferred Income Taxes (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred income tax assets:
Future deductible differences	$ 142	$ 923
Tax loss carry-forward	0	387
Total deferred income tax assets	142	1,310
Deferred income tax liability:
Intangible assets	(3,745)	(4,013)
Property, plant and equipment, net	(3,225)	(3,264)
Other	(1,305)	(1,210)
Total deferred income tax liability	(8,275)	(8,487)
Net deferred income tax liability	$ (8,133)	$ (7,177)